UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (IRS Employer Identification No.)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2025, the Company issued a press release announcing its financial results for the quarter ending March 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company today announced that Bryan Hill, our Chief Financial Officer, notified the Company on April 25, 2025, that he intends to retire on the earlier of February 27, 2026, or 15 days after the Company hires his successor (the “Retirement Date”). In connection with Mr. Hill’s retirement, he and the Company have entered into a consulting agreement. The consulting agreement provides that, on the Retirement Date, Mr. Hill will transition to the role of consultant through December 15, 2026, to help facilitate the succession process. The consulting agreement provides compensation of $5,000 per month, provides for the payout of Mr. Hill’s 2025 Senior Executive Bonus Plan at the same time as other executive officers and provides continued vesting of his Restricted Stock Units through December 15, 2026.

The foregoing description of Mr. Hill’s consulting agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 30, 2025, the Company posted an investor presentation to its website at www.alkami.com (the “Investor Presentation”). A copy of the Investor Presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release, dated April 30, 2025
99.2	Investor Presentation, dated April 30, 2025
10.1*	Consulting Agreement, dated April 29, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkami Technology, Inc.

Date:	April 30, 2025	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer